United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | STIAX	B | SINBX	C | SINCX
	F | STFSX	Institutional | STISX	R6 | STILX

Federated Strategic Income Fund
Fund Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (Unaudited)
The total return of Federated Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2017, was 6.85% for Class A Shares, 6.06% for Class B Shares, 6.04% for Class C Shares, 6.79% for Class F Shares, 7.23% for Institutional Shares and 7.20% for Class R6 Shares.1 The total return of the Fund's blended benchmark, which is comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (Blended Index),2,3 was 6.61% for the same period. The total return of the Lipper Multi-Sector Income Funds Average (LMSIFA),4 a peer group average for the Fund, was 6.73% for the same period. The Fund's and the LMSIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index were: (1) the allocation of assets among sectors; (2) the selection of securities within each of the Fund's sectors; and (3) the effect of changing interest rates (referred to as “duration”).5 Performance was also impacted to a lesser extent by the relative performance of different maturities (referred to as the “yield curve”) and non-U.S. dollar currency exposure.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
For the reporting period, the expansion in U.S. economic growth, which is now in its eighth year, accelerated. In the first quarter of 2017, Gross Domestic Product (GDP) rose at a very modest 1.2%. However, in subsequent quarters the rate of economic growth actually accelerated with second quarter GDP at 3.3% and third quarter GDP at 3.1%. Coinciding with economic growth, the unemployment rate in the U.S. declined to 4.1%, a level which most people associate with full employment. The growth in economic activity was not confined to the U.S. in 2017, but actually was a global phenomenon for the first time in many years. In the eurozone, Latin America and Asia there was a marked improvement in economic output, employment and trade. However, despite the global economic improvement, there has been no meaningful uptick in inflation in the U.S. or elsewhere.
The reporting period began just following the 2016 U.S. presidential election. The fixed income markets at that time were reacting to policy positions that were campaigned on regarding fiscal stimulus and trade. On the fiscal stimulus side, policies of reduced corporate taxes, reduced regulation and
Annual Shareholder Report

increased infrastructure spending had all been campaigned on heavily. Also, a more protectionist position on trade agreements had been proffered. Taken together, many perceived that these policies could further stimulate the U.S. economy and also stoke wage growth and inflation expectations, which heretofore had been absent. The initial reaction in the U.S. capital markets was consistent with that view as interest rates rose, credit spreads declined, equities rallied, the dollar strengthened and commodity prices increased. The Federal Reserve (the “Fed”) also continued its march towards rate normalization announcing its first 25 basis point hike at its March meeting.
However, beginning in the first quarter of 2017, some of these markets began to diverge from each other. While equity, credit and emerging markets continued to rally, longer maturity interest rates, the U.S. dollar and commodity prices reversed course and began to decline. The yield on the 10-year Treasury began the reporting period at 2.38% before rising to a high of 2.63% at the end of March. In September, the 10-year Treasury yield fell to a low of 2.04% before rebounding to 2.41% at the end of the reporting period. Despite the volatility at the longer-end of the yield curve, 2-year yields continued to climb throughout the reporting period, from 1.12% at the beginning to 1.78% at the end of the period. Despite the continuing absence of inflation, the Fed continued on a gradual path of withdrawing the stimulus it had previously provided both from an increase in the federal funds target rate and a reduction of bond purchases under its quantitative easing program.
With over $10 trillion of global sovereign debt continuing to trade at negative yields, the U.S. fixed income markets continued to be an attractive place for global investors. With the stable and growing economic outlook, investors have grown increasingly comfortable going down in credit quality to capture yield. Within the U.S. corporate debt markets, the return on investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Credit Index,6 was 6.16% for the reporting period, and the return on the U.S. high-yield7market, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,8 was 9.16% for the 12-month period. Credit spreads in both the investment-grade and high-yield markets contracted below their longer-term medians. Emerging-market debt also attracted global capital with the Bloomberg Barclays Emerging Market USD Aggregate Index9 returning 8.98% over the reporting period. High-quality spread products such as mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS)10 also had returns in excess of U.S. Treasuries, but to a much lower magnitude than corporate credit and emerging-market debt.
SECTOR ALLOCATION
The Fund's sector allocation added to returns relative to the Blended Index for the reporting period, particularly an overweight position to emerging-market debt,11 domestic high-yield bonds and domestic equity. The Fund's
Annual Shareholder Report

underweight position to higher-quality Treasuries and mortgage-backed securities also helped the Fund's relative performance as lower-quality bonds outperformed higher-quality bonds for the reporting period.
SECURITY SELECTION
The Fund's security selection within the investment-grade corporate bond and mortgage-backed security allocations were accretive to relative performance versus the benchmark for the reporting period. Security selection within the Fund's high-yield bond and emerging-market allocations was modestly negative for the reporting period. The Fund's exposure to foreign currency was modestly accretive to overall performance.
DURATION and yield curve
The Fund uses various types of derivative securities including futures, swaps, forward contracts and options to manage the Fund's duration.12 These derivative positions were used both to manage various risks as well as to position the Fund to benefit from changes in interest rates.13 While the Fund's duration was shorter than that of the benchmark over the reporting period, the relative weighting of that underweight position varied in magnitude and detracted slightly from relative performance. Positioning along the yield curve also detracted from relative performance of the Fund which had an overweight position to the shorter-end of the yield curve.
1	The Fund's Class R6 Shares commenced operations on January 27, 2017. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for the Class A Shares adjusted for the removal of any voluntary waivers/reimbursements of fund expenses that may have occurred prior to the commencement of operations of the Class R6 Shares. The performance information has also been adjusted to reflect any applicable differences between the sales loads and charges imposed on the purchase and redemption of Class R6 Shares and Class A Shares.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
3	The Fund's broad-based securities market index is the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB). Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBAB. The BBAB's return for the 12-month reporting period was 3.21%. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LMSIFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
6	The Bloomberg Barclays U.S. Corporate Credit Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.*
7	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

8	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.*
9	The Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers.*
10	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
11	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
12	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
13	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund from November 30, 2007 to November 30, 2017, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB),2 the Fund's broad-based securities market index, a blend of indexes comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Blended Index”)3 and the Lipper Multi-Sector Income Funds Average (LMSIFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2017
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	2.02%	2.24%	5.09%
Class B Shares	0.56%	2.07%	4.94%
Class C Shares	5.04%	2.42%	4.78%
Class F Shares	4.72%	2.97%	5.46%
Institutional Shares[5]	7.23%	3.46%	5.80%
Class R6 Shares[6]	7.20%	3.26%	5.61%
BBAB	3.21%	1.98%	3.99%
Blended Index	6.61%	4.14%	6.47%
LMSIFA	6.73%	3.44%	5.17%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBAB, the Blended Index and the LMSIFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2	The BBAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that includes fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value
Annual Shareholder Report

index-wide on a pro-rata basis. The BBMB tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's Institutional Shares commenced operations on January 28, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to the Institutional Shares, the performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's R6 class commenced operations on January 27, 2017. For the period prior to commencement of operations of the R6 class, the performance information shown is for the A class adjusted for the removal of any voluntary waivers/reimbursements of fund expenses that may have occurred prior to the commencement of operations of the R6 class. The performance information has also been adjusted to reflect any applicable differences between the sales loads and charges imposed on the purchase and redemption of R6 class and A class.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	65.4%
Mortgage-Backed Securities[3]	12.7%
Foreign Government Securities	9.1%
Collateralized Mortgage Obligations	2.8%
Asset-Backed Securities	1.1%
Commercial Mortgage-Backed Securities	0.6%
Municipal Bond	0.1%
U.S. Treasury Security	0.1%
Derivative Contracts[4,5]	0.0%
Other Security Types[6]	4.5%
Cash Equivalents[7]	3.9%
Other Assets and Liabilities—Net[8]	(0.3)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents less than 0.1%.
6	Other Security Types consist of common stock, preferred stock and purchased options.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Principal Amount, Foreign Par Amount or Shares			Value
		CORPORATE BONDS—5.5%
		Basic Industry - Chemicals—0.3%
$135,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	$156,160
1,250,000		Reliance Industries Ltd., Bond, Series 144A, 8.250%, 01/15/2027	1,669,946
		TOTAL	1,826,106
		Basic Industry - Metals & Mining—0.1%
200,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 04/16/2040	258,505
175,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 04/15/2026	182,099
		TOTAL	440,604
		Basic Industry - Paper—0.0%
250,000	[1,2,3]	Pope & Talbot, Inc., 8.375%, 6/01/2013	0
23,000		Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	23,511
		TOTAL	23,511
		Capital Goods - Aerospace & Defense—0.2%
250,000		Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.150%, 04/10/2027	250,926
400,000		Arconic, Inc., Sr. Unsecd. Note, 5.400%, 04/15/2021	426,292
160,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series 144A, 3.483%, 12/01/2027	160,061
200,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 03/01/2025	199,042
185,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 01/15/2028	185,416
200,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	211,830
		TOTAL	1,433,567
		Capital Goods - Building Materials—0.0%
50,000		Allegion US Holdings Co., Sr. Unsecd. Note, 3.200%, 10/01/2024	49,892
90,000		Allegion US Holdings Co., Sr. Unsecd. Note, 3.550%, 10/01/2027	89,701
		TOTAL	139,593
		Capital Goods - Construction Machinery—0.0%
120,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	119,420
		Capital Goods - Diversified Manufacturing—0.0%
300,000		Parker-Hannifin Corp., Sr. Unsecd. Note, Series 144A, 3.250%, 03/01/2027	302,086
		Communications - Cable & Satellite—0.1%
190,000		Charter Communications Operating LLC, Series WI, 5.375%, 05/01/2047	192,487
200,000		Comcast Corp., Sr. Unsecd. Note, 3.150%, 02/15/2028	197,810
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares		Value
	CORPORATE BONDS—continued
	Communications - Cable & Satellite—continued
$300,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 02/01/2027	$302,460
200,000	NBCUniversal Media LLC, Sr. Unsecd. Note, 2.875%, 01/15/2023	201,955
	TOTAL	894,712
	Communications - Media & Entertainment—0.1%
300,000	21st Century Fox America, 3.000%, 09/15/2022	303,199
165,000	CBS Corp., Sr. Unsecd. Note, 3.375%, 02/15/2028	158,268
200,000	Discovery Communications, Sr. Unsecd. Note, 4.900%, 03/11/2026	212,160
200,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	201,950
	TOTAL	875,577
	Communications - Telecom Wireless—0.1%
250,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	274,825
200,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 02/15/2026	209,763
	TOTAL	484,588
	Communications - Telecom Wirelines—0.2%
300,000	AT&T, Inc., Sr. Unsecd. Note, 4.250%, 03/01/2027	306,126
250,000	AT&T, Inc., Sr. Unsecd. Note, 4.450%, 04/01/2024	264,094
150,000	AT&T, Inc., Sr. Unsecd. Note, 5.150%, 03/15/2042	152,843
200,000	AT&T, Inc., Sr. Unsecd. Note, 5.300%, 08/14/2058	197,194
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 03/08/2047	198,414
427,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.012%, 04/15/2049	444,002
	TOTAL	1,562,673
	Consumer Cyclical - Automotive—0.1%
200,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.850%, 01/06/2022	200,821
200,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	198,670
250,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	256,754
200,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.250%, 01/13/2020	199,718
	TOTAL	855,963
	Consumer Cyclical - Retailers—0.1%
300,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	314,757
185,000	AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 06/01/2027	186,532
300,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 07/20/2025	307,309
140,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 04/15/2027	145,444
	TOTAL	954,042
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Services—0.1%
$200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	$205,861
450,000	Amazon.com, Inc., Sr. Unsecd. Note, Series 144A, 3.150%, 08/22/2027	451,084
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 09/15/2027	78,567
200,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	202,392
	TOTAL	937,904
	Consumer Non-Cyclical - Food/Beverage—0.2%
200,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/02/2026	193,577
300,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 06/27/2024	311,254
90,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 3.500%, 01/29/2028	91,938
140,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 06/01/2046	135,502
140,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.000%, 10/28/2021	136,261
250,000	PepsiCo, Inc., 2.750%, 04/30/2025	247,384
130,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.650%, 10/03/2021	129,030
50,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 02/01/2027	51,513
300,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 06/15/2022	321,485
	TOTAL	1,617,944
	Consumer Non-Cyclical - Health Care—0.1%
200,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	208,180
200,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 06/06/2047	210,853
120,000	Medtronic Global Holdings, Sr. Unsecd. Note, 3.350%, 04/01/2027	122,559
	TOTAL	541,592
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
100,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	102,132
100,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	112,150
190,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 06/12/2022	187,401
200,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	202,845
200,000	Teva Pharmaceutical Finance, Sr. Unsecd. Note, 3.150%, 10/01/2026	167,129
	TOTAL	771,657
	Consumer Non-Cyclical - Products—0.0%
200,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 3.000%, 06/26/2027	195,653
	Consumer Non-Cyclical - Supermarkets—0.0%
300,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 02/01/2047	290,314
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Tobacco—0.1%
$190,000	Bat Capital Corp., Sr. Unsecd. Note, Series 144A, 3.557%, 08/15/2027	$190,054
100,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 08/04/2041	134,259
	TOTAL	324,313
	Energy - Independent—0.1%
320,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 03/15/2026	356,298
200,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 04/15/2024	206,117
200,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 01/15/2026	211,671
200,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 06/01/2025	202,236
	TOTAL	976,322
	Energy - Integrated—0.1%
200,000	BP Capital Markets PLC, Company Guarantee, 3.561%, 11/01/2021	208,234
185,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.279%, 09/19/2027	185,762
90,000	Shell International Finance, Sr. Unsecd. Note, 2.875%, 05/10/2026	88,764
70,000	Shell International Finance, Sr. Unsecd. Note, 4.000%, 05/10/2046	71,768
	TOTAL	554,528
	Energy - Midstream—0.3%
60,000	Andeavor Logistics LP, Sr. Unsecd. Note, 4.250%, 12/01/2027	59,991
300,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	318,221
250,000	Enterprise Products Operating LLC, 3.900%, 02/15/2024	260,034
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	230,324
160,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 03/01/2027	162,872
200,000	ONEOK, Inc., Sr. Unsecured Note, Series 0, 4.950%, 07/13/2047	202,259
115,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 05/25/2027	115,300
100,000	Williams Partners LP, Sr. Unsecd. Note, 3.900%, 01/15/2025	102,005
300,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	311,662
	TOTAL	1,762,668
	Energy - Oil Field Services—0.1%
200,000	Nabors Industries, Inc., Company Guarantee, 5.000%, 09/15/2020	202,750
200,000	Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 4.000%, 12/21/2025	209,008
200,000	Weatherford International Ltd., 5.125%, 09/15/2020	200,000
	TOTAL	611,758
	Energy - Refining—0.1%
200,000	HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 04/01/2026	222,240
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy - Refining—continued
$200,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 06/15/2037	$257,393
		TOTAL	479,633
		Financial Institution - Banking—1.1%
275,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 05/05/2021	273,332
195,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 04/01/2022	196,401
200,000	[4]	Bank of America Corp., Sr. Unsecd. Note, 3.705%, 04/24/2028	205,083
300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.300%, 01/11/2023	306,472
500,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	516,861
200,000	[4]	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 05/16/2023	199,757
200,000		Citigroup, Inc., Sr. Unsecd. Note, 2.750%, 04/25/2022	199,722
570,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 05/01/2026	572,055
270,000		Citizens Financial Group, Inc., Sub. Note, 4.300%, 12/03/2025	281,654
400,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 04/10/2025	400,664
300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.750%, 01/24/2022	333,685
300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.125%, 02/15/2033	379,113
400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 05/25/2026	413,979
200,000		HSBC Holdings PLC, Sr. Unsecd. Note, 4.000%, 03/30/2022	209,972
800,000	[4]	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 02/01/2028	824,113
200,000		Manufacturers & Traders Trust, Sr. Unsecd. Note, Series BKNT, 2.500%, 05/18/2022	199,398
800,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 01/20/2027	813,603
657,686	[3]	Regional Diversified Funding, Series 144A, 9.250%, 03/15/2030	402,813
250,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 02/08/2021	254,782
200,000		SunTrust Bank, Sub. Note, 3.300%, 05/15/2026	197,614
155,000		SunTrust Bank, Inc., Sr. Unsecd. Note, 2.500%, 05/01/2019	155,797
350,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	341,981
		TOTAL	7,678,851
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
200,000		Jefferies Group LLC, Sr. Unsecd. Note, 5.125%, 01/20/2023	216,955
490,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/01/2020	497,291
200,000		TD Ameritrade Holding Corp, Sr. Unsecd. Note, 3.300%, 04/01/2027	202,011
		TOTAL	916,257
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—0.0%
$200,000		Discover Financial Services, Sr. Unsecd. Note, 4.100%, 02/09/2027	$204,335
		Financial Institution - Insurance - Life—0.3%
200,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	208,392
400,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 02/15/2024	422,565
300,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	316,905
300,000		Mass Mutual Global Funding II, Sr. Secd. Note, Series 144A, 3.600%, 04/09/2024	313,247
150,000		Massachusetts Mutual Life, Sub. Note, Series 144A, 4.900%, 04/01/2077	167,447
400,000		MetLife, Inc., Sr. Unsecd. Note, 4.750%, 02/08/2021	429,122
180,000	[4]	Pacific Life Insurance Co, Sub. Note, Series 144A, 4.300%, 10/24/2067	179,213
200,000		Principal Life Global Funding II, Series 144A, 2.200%, 04/08/2020	199,466
		TOTAL	2,236,357
		Financial Institution - Insurance - P&C—0.1%
300,000		CNA Financial Corp., Sr. Unsecd. Note, 4.500%, 03/01/2026	320,456
400,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 06/15/2023	423,099
		TOTAL	743,555
		Financial Institution - REIT - Apartment—0.0%
195,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 05/15/2027	196,196
		Financial Institution - REIT - Healthcare—0.1%
300,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 04/01/2019	306,286
200,000		Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 07/01/2027	199,126
100,000		Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 01/15/2028	99,303
100,000		Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 03/15/2027	101,782
		TOTAL	706,497
		Financial Institution - REIT - Office—0.0%
90,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 01/15/2027	91,793
50,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 01/15/2028	51,163
		TOTAL	142,956
		Financial Institution - REIT - Other—0.1%
335,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	350,372
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Retail—0.0%
$190,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 04/01/2027	$191,517
		Technology—0.4%
200,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.250%, 02/01/2025	205,191
400,000		Apple, Inc., Sr. Unsecd. Note, 2.500%, 02/09/2022	401,721
200,000		Apple, Inc., Sr. Unsecd. Note, 2.900%, 09/12/2027	197,655
100,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 05/06/2044	110,841
60,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan-1st Lien, Sr. Secd. Note, Series 144A, 4.420%, 06/15/2021	62,674
125,000		Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	121,389
350,000		Ingram Micro, Inc., Sr. Unsecd. Note, 4.950%, 12/15/2024	355,441
100,000		Microsoft Corporation, Sr. Unsecd. Note, 2.400%, 08/08/2026	96,438
600,000		Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.900%, 04/15/2025	613,791
200,000		Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	202,761
150,000		Qualcomm, Inc., Sr. Unsecd. Note, 2.100%, 05/20/2020	148,883
80,000		Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 04/01/2026	86,863
		TOTAL	2,603,648
		Transportation - Railroads—0.1%
200,000		Burlington Northern Santa Fe Corp., 3.050%, 09/01/2022	204,891
230,000		Union Pacific Corp., Sr. Unsecd. Note, 3.875%, 02/01/2055	227,121
		TOTAL	432,012
		Transportation - Services—0.0%
140,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 03/01/2022	140,142
		Utility - Electric—0.5%
400,000		Berkshire Hathaway Energy Co., Sr. Unsecd. Note, 3.750%, 11/15/2023	418,840
400,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	497,030
200,000		EDP Finance BV, Sr. Unsecured Note, Series 144A, 3.625%, 07/15/2024	201,697
400,000	[4]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	415,900
200,000		Enel Finance International, Sr. Unsecd. Note, Series 144A, 4.750%, 05/25/2047	208,921
300,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	316,181
150,000		Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/04/2026	144,994
110,000		National Rural Utilities, Sr. Unsecd. Note, 2.950%, 02/07/2024	110,947
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$400,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	$413,475
65,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 05/15/2047	69,684
350,000		Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 01/15/2025	352,210
300,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 06/15/2022	318,048
250,000		Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	246,542
140,000		Virginia Electric & Power, Sr. Unsecd. Note, Series A, 3.500%, 03/15/2027	144,863
		TOTAL	3,859,332
		Utility - Natural Gas—0.1%
200,000		Atmos Energy Corp., Sr. Unsecd. Note, 3.000%, 06/15/2027	199,417
120,000		Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.800%, 03/15/2047	130,572
		TOTAL	329,989
		TOTAL CORPORATE BONDS (IDENTIFIED COST $38,745,372)	39,708,744
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.6%
		Agency Commercial Mortgage-Backed Securities—0.6%
1,225,000		Federal Home Loan Mortgage Corp., K054, Class A2, 2.745%, 01/25/2026	1,212,218
1,000,000		Federal Home Loan Mortgage Corp., K053, Class A2, 2.995%, 12/25/2025	1,009,599
2,000,000	[4]	FREMF Mortgage Trust 2013-K25, Class B, 3.744%, 11/25/2045	2,044,318
390,000	[4]	FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	393,994
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $4,661,930)	4,660,129
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.6%
		Commercial Mortgage—1.6%
1,600,000	[4]	Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 04/10/2046	1,621,639
2,100,000		Commercial Mortgage Trust 2013-LC6, Class AM, 3.282%, 01/10/2046	2,118,443
1,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 02/10/2048	1,020,889
625,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 09/10/2049	612,595
2,500,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 05/10/2045	2,620,275
1,500,000		JPMBB Commercial Mortgage Securities Trust 2013-C15, Class AS, 3.532%, 10/15/2048	1,511,198
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Commercial Mortgage—continued
$900,000		Morgan Stanley BAML Trust 2014-C15, Class A2, 2.979%, 04/15/2047	$907,660
1,000,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 03/15/2045	1,039,444
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $11,516,432)	11,452,143
		COMMON STOCKS—4.4%
		Auto Components—0.3%
29,963	[1]	American Axle & Manufacturing Holdings, Inc.	537,836
30,811		Goodyear Tire & Rubber Co.	997,352
3,395		Lear Corp.	614,121
		TOTAL	2,149,309
		Building Products—0.1%
21,615	[1]	U.S.G. Corp.	821,586
		Chemicals—0.1%
17,650	[1]	Axalta Coating Systems Ltd.	558,799
		Commercial Services & Supplies—0.1%
11,390		Multi-Color Corp.	871,335
		Communications Equipment—0.1%
22,487	[1]	CommScope Holdings Co., Inc.	809,307
		Consumer Finance—0.1%
36,085		Ally Financial, Inc.	969,243
		Containers & Packaging—0.8%
43,035		Ardagh Group SA	854,675
14,599	[1]	Berry Global Group, Inc.	872,582
64,638		Graphic Packaging Holding Co.	989,608
41,536	[1]	Owens-Illinois, Inc.	1,006,002
17,883		Sealed Air Corp.	859,278
16,393		WestRock Co.	1,023,087
		TOTAL	5,605,232
		Electronic Equipment Instruments & Components—0.3%
10,465	[1]	Anixter International, Inc.	748,248
12,448		CDW Corp.	871,484
28,000	[1]	TTM Technologies	457,240
		TOTAL	2,076,972
		Food & Staples Retailing—0.2%
36,764	[1]	US Foods Holding Corp.	1,070,568
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		COMMON STOCKS—continued
		Food Products—0.1%
7,940	[1]	Post Holding, Inc.	$630,833
		Gas Utilities—0.1%
39,321		Suburban Propane Partners LP	949,209
		Health Care Providers & Services—0.1%
20,365	[1]	Tenet Healthcare Corp.	287,147
		Hotels Restaurants & Leisure—0.4%
20,660		Aramark	880,116
34,345	[1]	Eldorado Resorts, Inc.	1,050,957
23,891	[1]	Penn National Gaming, Inc.	687,105
		TOTAL	2,618,178
		Media—0.3%
51,120	[1]	Gray Television, Inc.	736,128
7,075		Nexstar Media Group, Inc.	480,393
21,370		Sinclair Broadcast Group, Inc.	727,648
291,583	[1]	Urban One, Inc.	451,954
		TOTAL	2,396,123
		Metals & Mining—0.1%
26,305		Teck Resources Ltd. - Class B	604,489
		Oil Gas & Consumable Fuels—0.2%
21,825	[1]	RSP Permian, Inc.	801,632
59,975	[1]	WPX Energy, Inc.	759,883
		TOTAL	1,561,515
		Paper & Forest Products—0.1%
18,209	[1]	Clearwater Paper Corp.	864,017
		Pharmaceuticals—0.1%
8,247	[1]	Mallinckrodt PLC	179,950
18,095	[1]	Prestige Brands Holdings, Inc.	817,894
		TOTAL	997,844
		Road & Rail—0.1%
20,100	[1]	Avis Budget Group, Inc.	765,810
		Semiconductors & Semiconductor Equipment—0.2%
18,200	[1]	Microsemi Corp.	961,870
14,342	[1]	Tower Semiconductor Ltd.	504,982
		TOTAL	1,466,852
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares			Value
		COMMON STOCKS—continued
		Specialty Retail—0.1%
59,722	[1]	Party City Holdco, Inc.	$830,136
		Technology Hardware Storage & Peripherals—0.2%
26,395		Diebold Nixdorf, Inc.	506,784
21,265	[1]	NCR Corp.	665,382
		TOTAL	1,172,166
		Textiles Apparel & Luxury Goods—0.1%
44,470		Hanesbrands, Inc.	928,978
		Trading Companies & Distributors—0.1%
19,326	[1]	HD Supply Holdings, Inc.	714,675
		TOTAL COMMON STOCKS (IDENTIFIED COST $26,080,467)	31,720,323
		PREFERRED STOCK—0.0%
		Financial Institution - Broker/Asset Mgr/Exchange—0.0%
40,000	[1,2,3]	Lehman Brothers Holdings, Pfd., Series D, 5.670% (IDENTIFIED COST $3,400)	400
		MUNICIPAL BOND—0.1%
700,000		Washington State, UT GO Refunding Bonds (Series R-2018D), 5.000%, 08/01/2030 (IDENTIFIED COST $846,048)	845,390
		PURCHASED CALL OPTIONS—0.0%
10,000,000		BNP USD CALL/JPY PUT, Notional Amount $10,000,000, Exercise Price $116.00, Expiration Date 12/28/2017	7,200
9,450,000		Goldman Sachs GBP CALL/USD PUT, Notional Amount $9,450,000, Exercise Price $1.35, Expiration Date 2/13/2018	153,752
10,000,000		Goldman Sachs USD CALL/MXN PUT, Notional Amount $10,000,000, Exercise Price $20.00, Expiration Date 2/8/2018	51,740
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $255,422)	212,692
		PURCHASED PUT OPTIONS—0.0%
11,500,000		CITI EUR PUT/USD CALL, Notional Amount $11,500,000, Exercise Price $1.15, Expiration Date 1/19/2018	8,786
9,030,000		Goldman Sachs GBP PUT/USD CALL, Notional Amount $9,030,000, Exercise Price $1.29, Expiration Date 2/13/2018	17,979
100,000		Russell 2000 Index, Notional Amount $154,414,000, Exercise Price $1200.00, Expiration Date 12/15/2017	27,500
300,000		United States Treasury Bond Futures, Notional Amount $45,852,000, Exercise Price $149.00, Expiration Date 12/22/2017	79,688
Annual Shareholder Report

Principal Amount, Foreign Par Amount or Shares		Value
	PURCHASED PUT OPTIONS—continued
500,000	United States Treasury Note 10-Year Futures, Notional Amount $62,155,000 Exercise Price $123.50, Expiration Date 12/22/2017	$117,187
	TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $1,850,794)	251,140
	INVESTMENT COMPANIES—87.6%[5]
	Finance—87.6%
19,312,042	Emerging Markets Core Fund	196,403,463
11,398,158	Federated Mortgage Core Portfolio	111,587,969
5,118,450	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.23%[6]	5,118,962
49,995,827	High Yield Bond Portfolio	320,473,251
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $599,770,349)	633,583,645
	TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $683,730,214)[7]	722,434,606
	OTHER ASSETS AND LIABILITIES - NET—0.2%[8]	1,270,490
	TOTAL NET ASSETS—100%	$723,705,096
At November 30, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[1]United States Treasury Long Bond Long Futures	95	$14,413,281	March 2018	$(143,688)
[1]United States Treasury Note 5-Year Short Futures	63	$7,329,656	March 2018	$25,015
[1]United States Treasury Note 10-Year Short Futures	11	$1,364,516	March 2018	$7,391
[1]United States Treasury Notes 10-Year Ultra Short Futures	170	$22,639,219	March 2018	$148,521
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$37,239
Annual Shareholder Report

At November 30, 2017, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/4/2017	CITIBANK N.A.	7,425,000 BRL	$2,341,459	$(73,209)
12/8/2017	CITIBANK N.A.	2,635,500 EUR	$3,109,205	$28,330
12/8/2017	BANK OF AMERICA, N.A.	328,476,400 JPY	$2,927,989	$(8,923)
12/8/2017	CITIBANK N.A.	2,811,850 GBP	$3,741,390	$61,727
12/8/2017	CITIBANK N.A.	216,200,000 JPY	$1,974,076	$(52,775)
12/8/2017	CITIBANK N.A.	1,085,300 NZD	$761,280	$(19,528)
12/8/2017	CITIBANK N.A.	1,160,500 AUD	$910,843	$(33,067)
12/8/2017	BARCLAYS BANK PLC WHOLESALE	294,420,100 JPY	$2,600,000	$16,418
12/8/2017	CITIBANK N.A.	1,294,000 CAD	$1,028,554	$(25,485)
Contracts Sold:
12/4/2017	CITIBANK N.A.	$1,173,779	3,739,424 BRL	$31,429
12/4/2017	CITIBANK N.A.	$1,155,570	3,685,576 BRL	$29,671
12/8/2017	CITIBANK N.A.	$920,835	1,160,500 AUD	$43,059
12/8/2017	CITIBANK N.A.	$1,036,612	1,294,000 CAD	$33,543
12/8/2017	CITIBANK N.A.	$3,152,116	2,635,500 EUR	$14,581
12/8/2017	CITIBANK N.A.	$4,976,159	544,676,400 JPY	$135,792
12/8/2017	BANK OF AMERICA, N.A.	$2,600,000	291,514,600 JPY	$9,402
12/8/2017	CITIBANK N.A.	$777,853	1,085,300 NZD	$36,100
12/8/2017	CITIBANK N.A.	$3,645,645	2,811,850 GBP	$(157,471)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$69,594
Annual Shareholder Report

At November 30, 2017, the Fund had the following outstanding written options contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
[1]Bank of America Merrill Lynch USD CALL/JPY PUT (Call Option)	10,000,000	$10,000,000	December 2017	$115.00	$(15,860)
1CITI EUR CALL/USD PUT (Call Option)	11,900,000	$11,900,000	January 2018	$1.19	$(96,438)
1CITI USD CALL/MXN PUT (Call Option)	10,000,000	$10,000,000	December 2017	$19.50	$(15,890)
[1]Goldman Sachs GBP CALL/USD PUT (Call Option)	9,310,000	$9,310,000	December 2017	$1.33	$(181,498)
[1]United States Treasury Bond Futures (Call Option)	200	$30,568,000	December 2017	$152.00	$(196,875)
[1]United States Treasury Note 10-Year Futures (Call Option)	375	$46,616,250	December 2017	$124.50	$(93,750)
[1]Bank of America Merrill Lynch USD PUT/JPY CALL (Put Option)	10,000,000	$10,000,000	December 2017	$112.00	$(75,120)
[1]Goldman Sachs GBP PUT/USD CALL (Put Option)	9,170,000	$9,170,000	December 2017	$1.31	$(5,062)
[1]Goldman Sachs USD PUT/MXN CALL (Put Option)	10,000,000	$10,000,000	February 2018	$18.75	$(164,500)
[1]United States Treasury Bond Futures (Put Option)	200	$30,568,000	December 2017	$152.00	$(253,125)
[1]United States Treasury Note 10-Year Futures (Put Option)	500	$62,155,000	December 2017	$124.50	$(351,562)
(PREMIUMS RECEIVED $1,686,128)					$(1,449,680)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and Written Options Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Issuer in default.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Directors”).
4	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
5	Affiliated holdings.
Annual Shareholder Report

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Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
Affiliates	Balance of Shares Held 11/30/2016	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	21,208,933	3,052,857	(4,949,748)
Federated Mortgage Core Portfolio	11,242,473	2,036,764	(1,881,079)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	2,765,054	172,600,776	(170,247,380)
High Yield Bond Portfolio	55,627,881	—	(5,632,054)
TOTAL OF AFFILIATED TRANSACTIONS	90,844,341	177,690,397	(182,710,261)
Annual Shareholder Report

Balance of Shares Held 11/30/2017	Value	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain/ (Loss)	Dividend/ Interest Income	Gain Distributions Received
19,312,042	$196,403,463	$5,689,898	$(22,317)	$11,246,384	$1,707,143
11,398,158	$111,587,969	$(263,171)	$(162,371)	$3,369,109	$—
5,118,450	$5,118,962	$(74)	$(678)	$61,443	$—
49,995,827	$320,473,251	$6,783,337	$2,571,941	$20,205,361	$—
85,824,477	$633,583,645	$12,209,990	$2,386,575	$34,882,297	$1,707,143
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio (HYCORE), a portfolio of Core Trust, is to seek high current income. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. The investment objective of Emerging Markets Core Fund (EMCOR), a portfolio of Core Trust, is to achieve a total return on its assets. EMCOR's secondary objective is to achieve a high level of income. Distributions of net investment income from EMCOR are declared daily and paid monthly. Capital gain distributions, if any, from EMCOR are declared and paid annually, and are recorded by the Fund as capital gains. Federated Investors Inc. (“Federated”) receives no advisory or administrative fees from HYCORE and EMCOR. Copies of the HYCORE and EMCOR financial statements are available on the EDGAR Database on the SEC's website or upon request from the Fund.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $711,782,919.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$39,305,931	$402,813	$39,708,744
Commercial Mortgage-Backed Securities	—	4,660,129	—	4,660,129
Collateralized Mortgage Obligations	—	11,452,143	—	11,452,143
Municipal Bonds	—	845,390	—	845,390
Equity Securities:
Common Stocks
Domestic	29,576,227	—	—	29,576,227
International	2,144,096	—	—	2,144,096
Preferred Stocks
Domestic	—	—	400[1]	400
Purchased Call Options	212,692	—	—	212,692
Purchased Put Options	251,140	—	—	251,140
Investment Companies[2]	5,118,962	—	—	633,583,645
TOTAL SECURITIES	$37,303,117	$56,263,593	$403,213	$722,434,606
Other Financial Instruments
Assets
Futures	$180,927	$—	$—	$180,927
Foreign Exchange Contracts	—	440,052	—	440,052
Written Option Contracts	—	—	—	—
Liabilities
Futures	$(143,688)	$—	$—	$(143,688)
Foreign Exchange Contracts	—	(370,458)	—	(370,458)
Written Option Contracts	—	(1,449,680)	—	(1,449,680)
TOTAL OTHER FINANCIAL INSTRUMENTS	$37,239	$(1,380,086)	$—	$(1,342,847)
1	Shares were exchanged in conjunction with a corporate action for shares of another security whose fair value is determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable.
2	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Company valued at $628,464,683 is measured at fair value using the NAV per share practical expedient and have not been categorized in the chart above but are included in the Total column. The price of shares redeemed in Emerging Markets Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Notes
BRL	—Brazilian Real
CAD	—Canadian Dollar
EUR	—Euro
FREMF	—Freddie Mac Multifamily K-Deals
GBP	—British Pound
GMTN	—Global Medium Term Note
JPY	—Japanese Yen
MTN	—Medium Term Note
NZD	—New Zealand Dollar
REIT	—Real Estate Investment Trust
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.86	$8.63	$9.16	$9.16	$9.47
Income From Investment Operations:
Net investment income	0.36[1]	0.36[1]	0.35[1]	0.39[1]	0.41[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.24	0.21	(0.56)	0.00	(0.35)
TOTAL FROM INVESTMENT OPERATIONS	0.60	0.57	(0.21)	0.39	0.06
Less Distributions:
Distributions from net investment income	(0.38)	(0.34)	(0.32)	(0.39)	(0.37)
Net Asset Value, End of Period	$9.08	$8.86	$8.63	$9.16	$9.16
Total Return[2]	6.85%	6.81%	(2.39)%	4.33%	0.66%
Ratios to Average Net Assets:
Net expenses	0.96%	1.26%	1.27%	1.26%	1.26%
Net investment income	3.99%	4.16%	3.91%	4.26%	4.42%
Expense waiver/reimbursement[3]	0.12%	0.09%	0.09%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$342,586	$392,737	$437,375	$527,657	$635,469
Portfolio turnover	18%	14%	17%	22%	13%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.85	$8.62	$9.15	$9.14	$9.46
Income From Investment Operations:
Net investment income	0.29[1]	0.30[1]	0.28[1]	0.32[1]	0.34[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.24	0.21	(0.56)	0.01	(0.36)
TOTAL FROM INVESTMENT OPERATIONS	0.53	0.51	(0.28)	0.33	(0.02)
Less Distributions:
Distributions from net investment income	(0.31)	(0.28)	(0.25)	(0.32)	(0.30)
Net Asset Value, End of Period	$9.07	$8.85	$8.62	$9.15	$9.14
Total Return[2]	6.06%	6.02%	(3.13)%	3.66%	(0.20)%
Ratios to Average Net Assets:
Net expenses	1.73%	2.01%	2.02%	2.01%	2.01%
Net investment income	3.23%	3.41%	3.16%	3.51%	3.67%
Expense waiver/reimbursement[3]	0.12%	0.09%	0.09%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,640	$57,432	$68,623	$88,374	$103,142
Portfolio turnover	18%	14%	17%	22%	13%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.85	$8.62	$9.15	$9.15	$9.46
Income From Investment Operations:
Net investment income	0.29[1]	0.30[1]	0.28[1]	0.32[1]	0.34[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.24	0.21	(0.56)	0.00	(0.35)
TOTAL FROM INVESTMENT OPERATIONS	0.53	0.51	(0.28)	0.32	(0.01)
Less Distributions:
Distributions from net investment income	(0.31)	(0.28)	(0.25)	(0.32)	(0.30)
Net Asset Value, End of Period	$9.07	$8.85	$8.62	$9.15	$9.15
Total Return[2]	6.04%	6.02%	(3.13)%	3.55%	(0.09)%
Ratios to Average Net Assets:
Net expenses	1.70%	2.01%	2.02%	2.01%	2.01%
Net investment income	3.25%	3.41%	3.16%	3.51%	3.67%
Expense waiver/reimbursement[3]	0.12%	0.09%	0.09%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$132,528	$155,650	$177,330	$220,448	$262,115
Portfolio turnover	18%	14%	17%	22%	13%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.81	$8.58	$9.11	$9.11	$9.42
Income From Investment Operations:
Net investment income	0.36[1]	0.36[1]	0.35[1]	0.39[1]	0.41[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.23	0.21	(0.56)	0.00	(0.35)
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.57	(0.21)	0.39	0.06
Less Distributions:
Distributions from net investment income	(0.38)	(0.34)	(0.32)	(0.39)	(0.37)
Net Asset Value, End of Period	$9.02	$8.81	$8.58	$9.11	$9.11
Total Return[2]	6.79%	6.86%	(2.40)%	4.35%	0.66%
Ratios to Average Net Assets:
Net expenses	0.96%	1.26%	1.27%	1.26%	1.26%
Net investment income	3.99%	4.16%	3.91%	4.24%	4.42%
Expense waiver/reimbursement[3]	0.11%	0.09%	0.09%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$60,561	$69,364	$76,954	$89,393	$90,204
Portfolio turnover	18%	14%	17%	22%	13%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.81	$8.58	$9.11	$9.11	$9.43
Income From Investment Operations:
Net investment income	0.38[1]	0.38[1]	0.37[1]	0.41[1]	0.43[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.25	0.21	(0.56)	0.00	(0.36)
TOTAL FROM INVESTMENT OPERATIONS	0.63	0.59	(0.19)	0.41	0.07
Less Distributions:
Distributions from net investment income	(0.41)	(0.36)	(0.34)	(0.41)	(0.39)
Net Asset Value, End of Period	$9.03	$8.81	$8.58	$9.11	$9.11
Total Return[2]	7.23%	7.12%	(2.16)%	4.61%	0.81%
Ratios to Average Net Assets:
Net expenses	0.64%	1.01%	1.02%	1.01%	1.01%
Net investment income	4.24%	4.41%	4.16%	4.51%	4.66%
Expense waiver/reimbursement[3]	0.17%	0.09%	0.09%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$136,141	$93,764	$120,807	$151,517	$152,799
Portfolio turnover	18%	14%	17%	22%	13%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended November 30	2017[1]
Net Asset Value, Beginning of Period	$8.96
Income From Investment Operations:
Net investment income	0.31[2]
Net realized and unrealized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.11
TOTAL FROM INVESTMENT OPERATIONS	0.42
Less Distributions:
Distributions from net investment income	(0.29)
Net Asset Value, End of Period	$9.09
Total Return[3]	4.73%
Ratios to Average Net Assets:
Net expenses	0.61%[4]
Net investment income	4.03%[4]
Expense waiver/reimbursement[5]	0.12%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,251
Portfolio turnover	18%[6]
1	Reflects operations for the period from January 27, 2017 (date of initial investment) to November 30, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Investment in securities, at value including $633,583,645 of investment in affiliated holdings (identified cost $683,730,214)		$722,434,606
Restricted cash (Note 2)		1,336,455
Income receivable		3,435,224
Receivable for investments sold		875,154
Receivable for shares sold		492,298
Unrealized appreciation on foreign exchange contracts		440,052
Receivable for daily variation margin on futures contracts		232,841
TOTAL ASSETS		729,246,630
Liabilities:
Payable for investments purchased	$1,857,827
Payable for shares redeemed	962,443
Written options outstanding (premium $1,686,128), at value	1,449,680
Unrealized depreciation on foreign exchange contracts	370,458
Bank overdraft	228,990
Income distribution payable	147,220
Payable to adviser (Note 5)	8,543
Payable for administrative fees (Note 5)	1,591
Payable for transfer agent fee	151,402
Payable for distribution services fee (Note 5)	110,857
Payable for other service fees (Notes 2 and 5)	113,114
Accrued expenses (Note 5)	139,409
TOTAL LIABILITIES		5,541,534
Net assets for 79,834,733 shares outstanding		$723,705,096
Net Assets Consist of:
Paid-in capital		$811,424,097
Net unrealized appreciation of investments, futures contracts, written options, foreign exchange contracts and translation of assets and liabilities in foreign currency		39,047,673
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions		(126,366,659)
Distributions in excess of net investment income		(400,015)
TOTAL NET ASSETS		$723,705,096
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($342,585,807 ÷ 37,722,219 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.08
Offering price per share (100/95.50 of $9.08)	$9.51
Redemption proceeds per share	$9.08
Class B Shares:
Net asset value per share ($46,639,835 ÷ 5,142,850 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$9.07
Offering price per share	$9.07
Redemption proceeds per share (94.50/100 of $9.07)	$8.57
Class C Shares:
Net asset value per share ($132,527,717 ÷ 14,604,899 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.07
Offering price per share	$9.07
Redemption proceeds per share (99.00/100 of $9.07)	$8.98
Class F Shares:
Net asset value per share ($60,560,535 ÷ 6,711,399 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.02
Offering price per share (100/99.00 of $9.02)	$9.11
Redemption proceeds per share (99.00/100 of $9.02)	$8.93
Institutional Shares:
Net asset value per share ($136,140,527 ÷ 15,075,532 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.03
Offering price per share	$9.03
Redemption proceeds per share	$9.03
Class R6 Shares:
Net asset value per share ($5,250,675 ÷ 577,834 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.09
Offering price per share	$9.09
Redemption proceeds per share	$9.09
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends (including $34,882,297 received from affiliated holdings and net of foreign taxes withheld of $1,115)		$35,251,823
Interest		2,017,062
Net income on securities loaned		810
TOTAL INCOME		37,269,695
Expenses:
Investment adviser fee (Note 5)	$4,331,967
Administrative fee (Note 5)	595,793
Custodian fees	46,853
Transfer agent fee (Note 2)	834,846
Directors'/Trustees' fees (Note 5)	10,649
Auditing fees	34,386
Legal fees	10,595
Portfolio accounting fees	180,082
Distribution services fee (Note 5)	1,473,393
Other service fees (Notes 2 and 5)	1,567,078
Share registration costs	103,690
Printing and postage	65,022
Taxes	150
Miscellaneous (Note 5)	37,334
TOTAL EXPENSES	9,291,838
Annual Shareholder Report

Statement of Operations–continued
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(834,639)
Reimbursement of other operating expenses (Notes 2 and 5)	(129,928)
TOTAL WAIVER AND REIMBURSEMENTS		$(964,567)
Net expenses			$8,327,271
Net investment income			28,942,424
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $2,386,575 on sales of investments in affiliated holdings)			5,368,457
Net realized loss on foreign currency and foreign currency related transactions			(424,020)
Net realized loss on foreign exchange contracts			(92,870)
Net realized loss on futures contracts			(752,779)
Net realized gain on written options			4,490,241
Net realized loss on swap contracts			(656,903)
Realized gain distribution from affiliated investment company shares			1,707,143
Net change in unrealized appreciation of investments (including change in unrealized appreciation of $12,209,990 on investments in affiliated holdings)			11,448,608
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			3,692
Net change in unrealized appreciation of foreign currency exchange contracts			(278,374)
Net change in unrealized appreciation of futures contracts			(225,496)
Net change in unrealized appreciation of written options			236,448
Net change in unrealized appreciation of swap contracts			(211,426)
Net realized and unrealized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions			20,612,721
Change in net assets resulting from operations			$49,555,145
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,942,424	$32,028,642
Net realized gain (loss) on investments, investments including allocation from affiliated partnership, futures contracts, written option transactions, swap contracts, foreign exchange contracts and foreign currency transactions	9,639,269	(20,080,886)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written option transactions, swap contracts, foreign exchange contracts and foreign currency translation of assets and liabilities in foreign currency	10,973,452	42,457,965
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	49,555,145	54,405,721
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(15,359,286)	(16,077,829)
Class B Shares	(1,798,169)	(2,013,686)
Class C Shares	(4,983,466)	(5,240,100)
Class F Shares	(2,787,852)	(2,898,700)
Institutional Shares	(5,415,051)	(4,189,760)
Class R6 Shares	(131,200)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,475,024)	(30,420,075)
Share Transactions:
Proceeds from sale of shares	139,235,804	93,359,680
Net asset value of shares issued to shareholders in payment of distributions declared	28,493,763	28,116,621
Cost of shares redeemed	(232,051,538)	(257,605,129)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(64,321,971)	(136,128,828)
Change in net assets	(45,241,850)	(112,143,182)
Net Assets:
Beginning of period	768,946,946	881,090,128
End of period (including undistributed (distributions in excess of) net investment income of $(400,015) and $52,893, respectively)	$723,705,096	$768,946,946
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Act, as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
Effective January 27, 2017, the Fund began offering Class R6 Shares.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service,
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in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The Fund invested in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P. which was a limited partnership established under the laws of the state of
Annual Shareholder Report

Delaware. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $964,567 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$414,450	$(28,979)
Class B Shares	67,013	(3,757)
Class C Shares	158,107	(19,727)
Class F Shares	70,665	(1,529)
Institutional Shares	123,809	(75,936)
Class R6 Shares	802	—
TOTAL	$834,846	$(129,928)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated. A financial intermediary affiliated with management of Federated Investors, Inc. received $2,975 of other service fees for the year ended November 30, 2017. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$911,733
Class B Shares	129,814
Class C Shares	361,372
Class F Shares	164,159
TOTAL	$1,567,078
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund
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recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
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Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2017, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $10,538,462. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $163,020,265 and $74,779,307, respectively. This is based on amounts held as of each month-end throughout the period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage currency risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the
Annual Shareholder Report

terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $216,663 and $129,125, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of November 30, 2017, the Fund had no outstanding securities on loan.
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to increase return, and to manage currency and market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $317,655 and $132,015, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $410,311 and $746,396, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$37,239*		$—
Interest rate contracts			Written option contracts outstanding at value	$895,312
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$440,052	Unrealized depreciation on foreign exchange contracts	$370,458
Foreign exchange contracts			Written option contracts outstanding at value	$554,368
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$477,291		$1,820,138
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Purchased Options[1]	Written Options	Total
Interest rate contracts	$—	$(752,779)	$—	$—	$2,689,572	$1,936,793
Foreign exchange contracts	—	—	(92,870)	(276,383)	2,121,570	1,752,317
Credit contracts	(656,903)	—	—	—	—	(656,903)
Equity contracts	—	—	—	—	(320,901)	(320,901)
TOTAL	$(656,903)	$(752,779)	$(92,870)	$(276,383)	$4,490,241	$2,711,306
1	The net realized gain (loss) on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Forward Exchange Contracts	Futures Contracts	Written Options	Total
Interest rate contracts	$—	$—	$(225,496)	$—	$(225,496)
Foreign exchange contracts	—	(278,374)	—	—	(278,374)
Credit contracts	(211,426)	—	—	—	(211,426)
Written option contracts	—	—	—	236,448	236,448
TOTAL	$(211,426)	$(278,374)	$(225,496)	$236,448	$(478,848)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,289,846	$38,792,181	4,756,946	$41,260,593
Shares issued to shareholders in payment of distributions declared	1,578,718	14,228,232	1,738,495	14,976,155
Shares redeemed	(12,471,186)	(112,799,184)	(12,869,715)	(112,988,911)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,602,622)	$(59,778,771)	(6,374,274)	$(56,752,163)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	152,746	$1,379,016	239,629	$2,087,354
Shares issued to shareholders in payment of distributions declared	188,188	1,693,387	218,368	1,875,191
Shares redeemed	(1,688,273)	(15,246,984)	(1,932,059)	(17,384,881)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,347,339)	$(12,174,581)	(1,474,062)	$(13,422,336)

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,355,740	$12,257,344	1,406,315	$12,197,645
Shares issued to shareholders in payment of distributions declared	515,893	4,644,521	557,180	4,789,458
Shares redeemed	(4,852,273)	(43,886,270)	(4,954,365)	(43,814,705)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,980,640)	$(26,984,405)	(2,990,870)	$(26,827,602)

Year Ended November 30	2017		2016
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	348,027	$3,122,290	385,981	$3,322,749
Shares issued to shareholders in payment of distributions declared	303,000	2,714,534	329,520	2,821,255
Shares redeemed	(1,816,292)	(16,340,292)	(1,811,790)	(16,266,050)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,165,265)	$(10,503,468)	(1,096,289)	$(10,122,046)
Annual Shareholder Report

Year Ended November 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	8,687,353	$78,200,357	4,001,033	$34,491,339
Shares issued to shareholders in payment of distributions declared	565,951	5,081,892	426,407	3,654,562
Shares redeemed	(4,818,580)	(43,387,735)	(7,864,204)	(67,150,582)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,434,724	$39,894,514	(3,436,764)	$(29,004,681)

Period Ended November 30	2017[1]		2016
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	606,276	$5,484,616	$—	$—
Shares issued to shareholders in payment of distributions declared	14,434	131,197	—	—
Shares redeemed	(42,876)	(391,073)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	577,834	$5,224,740	$—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,083,308)	$(64,321,971)	(15,372,259)	$(136,128,828)
1	Reflects operations from the period from January 27, 2017 (date of initial investment) to November 30, 2017.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, allocated income from partnerships, swap income reclassifications, swap gain/loss reclassifications, discount accretion/premium amortization on debt securities, TIPS deflation adjustments, short-term capital gain reclassifications, expiration of capital loss carryforwards and partnership income reclassifications.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(27,424,926)	$1,079,692	$26,345,234
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$30,475,024	$30,420,075
Annual Shareholder Report

As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Distributions in excess of ordinary income	$(307,169)
Net unrealized appreciation	$12,245,317
Capital loss carryforwards	$(99,657,149)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, partnership income adjustments, discount accretion/premium amortization on debt securities and defaulted bond interest.
At November 30, 2017, the cost of investments for federal tax purposes was $711,782,919. The net unrealized appreciation of investments for federal tax purposes was $12,336,516. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $15,515,852 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,179,336. The amounts presented are inclusive of derivative contracts.
At November 30, 2017, the Fund had a capital loss carryforward of $99,657,149 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$14,410,587	$85,246,562	$99,657,149
The Fund used capital loss carryforwards of $5,955,072 to offset capital gains realized during the year ended November 30, 2017.
Capital loss carryforwards of $27,421,272 expired during the year ended November 30, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.55% of the Fund's average daily net assets. Prior to December 30, 2016, the advisory agreement provided for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the Adviser
Annual Shareholder Report

voluntarily waived $828,208 of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $6,431. For the year ended November 30, 2017, the Adviser voluntarily reimbursed $129,928 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$389,442
Class C Shares	1,083,951
TOTAL	$1,473,393
For the year ended November 30, 2017, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC retained $403,014 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $29,663 in sales charges from the sale of Class A Shares. FSC also retained $51,279, $3,998 and $27,153 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2017, FSSC received $132,648 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93%, 1.70%, 1.67%, 0.93%, 0.61% and 0.60% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $246,311 and $415,592, respectively.
Annual Shareholder Report

General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$87,381,705
Sales	$154,444,028
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
10. SUBSEQUENT EVENTS
Effective December 1, 2017, Class B Shares were closed to new accounts and to new investors. Effective February 1, 2018, Class B Shares will be closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
Annual Shareholder Report

11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2017, 0.69% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2017, 0.65% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Fixed income securities, inc. AND SHAREHOLDERS OF federated strategic income fund:
We have audited the accompanying statement of assets and liabilities of Federated Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Fixed Income Securities, Inc.), including the portfolio of investments, as of November 30, 2017 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Income Fund, a portfolio of Federated Fixed Income Securities, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,015.80	$4.75
Class B Shares	$1,000	$1,012.00	$8.57
Class C Shares	$1,000	$1,011.90	$8.47
Class F Shares	$1,000	$1,014.80	$4.70
Institutional Shares	$1,000	$1,017.50	$3.14
Class R6 Shares	$1,000	$1,017.50	$3.09
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.40	$4.76
Class B Shares	$1,000	$1,016.60	$8.59
Class C Shares	$1,000	$1,016.70	$8.49
Class F Shares	$1,000	$1,020.40	$4.71
Institutional Shares	$1,000	$1,022.00	$3.14
Class R6 Shares	$1,000	$1,022.00	$3.09
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.94%
Class B Shares	1.70%
Class C Shares	1.68%
Class F Shares	0.93%
Institutional Shares	0.62%
Class R6 Shares	0.61%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Strategic Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
In 2016, the Board approved a reduction of 30 basis points in the contractual advisory fee.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's
Annual Shareholder Report

investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P601
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
CUSIP 31417P833
G00324-02 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $65,680

Fiscal year ended 2016 - $63,450

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $2,687

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,908 and $30,912 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $167,509

Fiscal year ended 2016 - $223,469

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018